EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary, Navistar, Inc., its indirect subsidiary, Navistar Financial Corporation, and Navistar Financial Dealer Note Master Owner Trust II (a variable interest entity of which we are the primary beneficiary), are incorporated herein by reference.

10.80
Series 2014-1 Indenture Supplement to the Indenture, dated as of November 5, 2014, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.1 to Form 8-K dated November 5, 2014 and filed on November 7, 2014. Commission File No. 001-09618.

10.81
Amendment No. 2 to the Pooling and Servicing Agreement, dated as of November 13, 2014, among Navistar Financial Securities Corporation, as depositor, Navistar Financial Corporation, as servicer, and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity. Filed as Exhibit 10.1 to Form 8-K dated November 13, 2014 and filed on November 14, 2014. Commission File No. 001-09618.

10.82
Amendment No. 2 to Series 2012-VFN Indenture Supplement, dated as of January 26, 2015, between Navistar Financial Dealer Note Master Owner Trust II, as the issuing entity, and Citibank, N.A. (as successor to The Bank of New York Mellon), as indenture trustee. Filed as Exhibit 10.1 to Form 8-K dated January 26, 2015 and filed on January 27, 2015. Commission File No. 001-09618.

10.83
Amendment No. 4 to the Note Purchase Agreement, dated as of January 26, 2015, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, Deutsche Bank AG, New York Branch, as a managing agent and as a committed purchaser and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.2 to Form 8-K dated January 26, 2015 and filed on January 27, 2015. Commission File No. 001-09618.

The following documents of Navistar, Inc. are filed herewith:

10.84*	Third Amendment to the Navistar, Inc. Supplemental Executive Retirement Plan.

10.85*	Fourth Amendment to the Navistar, Inc. Managerial Retirement Objective Plan.

10.86*	Fifth Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan.

* Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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EXHIBIT 10.84

THIRD AMENDMENT TO THE
NAVISTAR, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

WHEREAS, Navistar, Inc. (the “Company”) maintains the Navistar, Inc. Supplemental Executive Retirement Plan, as amended through July 31, 2008, and as subsequently amended through the Second Amendment thereto (the “Plan”);
WHEREAS, the Company has reserved the right to amend the Plan pursuant to Section 6.1 therein;
NOW THEREFORE, by virtue and in exercise of the power to amend reserved to the Company, the Plan is hereby amended as follows:

1.	Effective as of June 26, 2013, by amending Section 1.7 of the Plan by replacing the term “1.22” with the term “1.23” where it occurs therein.

2.	Effective as of June 26, 2013, by renumbering Section 1.22 (Vacation Service) of the Plan as Section 1.23.

3.	Effective as of June 26, 2013, by amending Section 1 of the Plan by adding as a new Section 1.22 thereto the following:
“1.22    “Spouse” shall mean the person to whom the Participant is legally married under applicable law. For purposes of further clarity, the term “spouse” shall include, as of June 26, 2013, an individual married to a person of the same sex if the individuals are lawfully married under state law (even if the couple lives in a jurisdiction that does not recognize same-sex marriage). The term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state, and the term “marriage” does not include such formal relationships.”

4.	Effective January 1, 2015, by amending Section 7.6 of the Plan by adding at the end thereof the following:
“After exhaustion of the Plan’s claims and appeals procedures, any further legal action taken against the Plan or its fiduciaries must be filed in a court of law no later than the earlier of (i) 180 days after the Committee’s final decision regarding the claim appeal, (ii) three years after the date on which the Participant or other claimant commenced payment of the Plan benefits at issue in the judicial proceeding, or (iii) the statutory deadline for filing a claim or lawsuit with respect to the Plan benefits at issue in the judicial proceeding as determined by applying the most analogous statute of limitations for the State of Illinois.”
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EXHIBIT 10.85

FOURTH AMENDMENT TO THE
NAVISTAR, INC.
MANAGERIAL RETIREMENT OBJECTIVE PLAN

WHEREAS, Navistar, Inc. (the “Company”) maintains the Navistar, Inc. Managerial Retirement Objective Plan, as amended through July 31, 2008 (the “Plan”);
WHEREAS, the Company has reserved the right to amend the Plan pursuant to Section 7.3 therein;
NOW THEREFORE, by virtue and in exercise of the power to amend reserved to the Company, the Plan is hereby amended as follows:

1.	Effective as of June 26, 2013, by amending Section 1.4 of the Plan by replacing the term “1.22” with the term “1.23” where it occurs therein.

2.	Effective as of June 26, 2013, by renumbering Section 1.22 (Vacation Service) of the Plan as Section 1.23.

3.	Effective as of June 26, 2013, by amending Section 1 of the Plan by adding as a new Section 1.22 thereto the following:
“1.22    “Spouse” shall mean the person to whom the Participant is legally married under applicable law. For purposes of further clarity, the term “spouse” shall include, as of June 26, 2013, an individual married to a person of the same sex if the individuals are lawfully married under state law (even if the couple lives in a jurisdiction that does not recognize same-sex marriage). The term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state, and the term “marriage” does not include such formal relationships.”

4.	Effective January 1, 2015, by amending Section 8.6 of the Plan by adding at the end thereof the following:
“After exhaustion of the Plan’s claims and appeals procedures, any further legal action taken against the Plan or its fiduciaries must be filed in a court of law no later than the earlier of (i) 180 days after the Plan Administrator’s final decision regarding the claim appeal, (ii) three years after the date on which the Participant or other claimant commenced payment of the Plan benefits at issue in the judicial proceeding, or (iii) the statutory deadline for filing a claim or lawsuit with respect to the Plan benefits at issue in the judicial proceeding as determined by applying the most analogous statute of limitations for the State of Illinois.”

5.
Effective as of January 1, 2009, by amending the first sentence of Section 1.1 of Supplement B of the Plan by deleting the clause “and who is entitled to Non-Grandfathered Amounts (as defined in the SERP) under the SERP” at the end thereof.

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EXHIBIT 10.86

FIFTH AMENDMENT TO THE
NAVISTAR, INC.
SUPPLEMENTAL RETIREMENT ACCUMULATION PLAN

WHEREAS, Navistar, Inc. (the “Company”) maintains the Navistar, Inc. Supplemental Retirement Accumulation Plan, as amended through July 31, 2008, and as subsequently amended through the Fourth Amendment thereto (the “Plan”);
WHEREAS, the Company has reserved the right to amend the Plan pursuant to Section 5.1 therein;
NOW THEREFORE, by virtue and in exercise of the power to amend reserved to the Company, the Plan is hereby amended as follows:

1.	Effective as of June 26, 2013, by amending Section 1.29 of the Plan by adding at the end thereof the following:
“For purposes of further clarity, the term “spouse” shall include, as of June 26, 2013, an individual married to a person of the same sex if the individuals are lawfully married under state law (even if the couple lives in a jurisdiction that does not recognize same-sex marriage). The term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state, and the term “marriage” does not include such formal relationships.”

2.
Effective as of January 1, 2005, by amending the first sentence of Section 2.3 of the Plan by replacing the words “an Employer Contribution” and “such Employer Contribution”, respectively, with the words “a Formula-Based Employer Contribution” and “such Formula-Based Employer Contribution”.

3.	Effective as of January 1, 2005, by adding a new Section 2.4 to Article 2 of the Plan at the end thereof, as follows:
“2.4    Special Employer Contributions. By way of further clarity, notwithstanding the provisions of Section 2.3, the Employer may make, in its complete and sole discretion, a Special (that is, not Formula-Based) Employer Contribution on behalf of a Participant with respect to a particular Plan Year in any amount determined by the Employer. Such Special Employer Contribution may be in addition to or in lieu of a Formula-Based Employer Contribution with respect to the particular Plan Year, as determined by the Employer in its complete and sole discretion.”

4.	Effective January 1, 2015, by amending Section 7.3 of the Plan by adding at the end thereof the following:
“After exhaustion of the Plan’s claims and appeals procedures, any further legal action taken against the Plan or its fiduciaries must be filed in a court of law no later than the earlier of (i) 180 days after the Administrator’s final decision regarding the claim appeal, (ii) three years after the date on which the Claimant commenced payment of the Plan benefits at issue in the judicial proceeding, or (iii) the statutory deadline for filing a claim or lawsuit with respect to the Plan benefits at issue in the judicial proceeding as determined by applying the most analogous statute of limitations for the State of Illinois.”

5.
Effective as of January 1, 2009, by amending the first sentence of Section 1.1 of Supplement A of the Plan by deleting the clause “,who is entitled to Non-Grandfathered Amounts (as defined in the SERP) under the SERP” at the end thereof.

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